Exhibit A (99.1)



   DIRECTORS AND EXECUTIVE OFFICERS OF THE COCA-COLA COMPANY

     Set forth below is the name, business address, present occupation or employment of each director and executive officer of The Coca-Cola Company. Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below benefically owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Directors of The Coca-Cola Company who are also executive officers of The Coca-Cola Company are indicated by an asterisk. Except as indicated below, the business address of each executive officer of The Coca-Cola Company is One Coca-Cola Plaza, Atlanta, Georgia 30313.

DIRECTORS OF THE COCA-COLA COMPANY

                     PRINCIPAL OCCUPATION
       NAME              OR EMPLOYMENT            ADDRESS

M. Douglas Ivester* Chairman of the Board
                    of Directors and Chief
                    Executive Officer of
                    The Coca-Cola Company

Herbert A. Allen    President, Chief        Allen & Company
                    Executive Officer and    Incorporated
                    a Managing Director of  711 Fifth Avenue
                    Allen & Company         New York, NY 10022
                    Incorporated, a
                    privately held
                    investment banking
                    firm

Ronald W. Allen     Advisory Director of    Delta Air Lines,
                    Delta Air Lines, Inc.    Inc.
                                            Hartsfield
                                             International
                                             Airport
                                            Atlanta, GA 30320

Cathleen P. Black   President of the        Hearst Magazines
                    Hearst Magazines        959 8th Avenue
                    Division of The Hearst  New York, NY 10019
                    Corporation, a major
                    media and
                    communications company

Warren E. Buffett   Chairman of the Board   Berkshire Hathaway
                    of Directors and Chief   Inc.
                    Executive Officer of    1440 Kiewit Plaza
                    Berkshire Hathaway      Omaha, NE 68131
                    Inc., a diversified
                    holding company

                     PRINCIPAL OCCUPATION
       NAME              OR EMPLOYMENT            ADDRESS

Charles W. Duncan,  Private investor        Duncan Interests
Jr.                                         600 Travis, Suite
                                            6100
                                            Houston, TX 77002-3007

Susan B. King       Leader in Residence,    Hart Leadership
                    Hart Leadership          Program
                    Program, Duke           Terry Sanford
                    University, a program    Institute of
                    for the development      Public Policy
                    and advancement of      Duke University
                    leadership and          Box 90248
                    management skills in    Durham, NC 27708-0248
                    the public and private
                    sectors

Donald F. McHenry   University Research     The IRC Group, Inc.
                    Professor of Diplomacy  1320 19th Street,
                    and International       N.W.
                    Affairs, Georgetown     Suite 410
                    University; President   Washington, DC
                    of The IRC Group, a     20036
                    New York City and
                    Washington, DC
                    consulting firm

Sam Nunn            Partner of the law      King & Spalding
                    firm of King &          191 Peachtree
                    Spalding                Street
                                            Atlanta, GA 30303-1763

Paul F. Oreffice    Retired as Chairman of  P.O. Box 4846
                    the Board of Directors  Scottsdale, AZ
                    of The Dow Chemical     85261
                    Company in 1992 (The
                    Dow Chemical Company
                    is a diversified
                    chemical, metals,
                    plastics and packaging
                    company)

James D. Robinson   Chairman and Chief      J.D. Robinson Inc.
III                 Executive Officer of    22nd Floor
                    RRE Investors, LLC, a   126 East 56th
                    private venture         Street
                    investment firm;        New York, NY 10022
                    President of J.D.
                    Robinson Inc., a
                    strategic advisory
                    company

                     PRINCIPAL OCCUPATION
       NAME              OR EMPLOYMENT            ADDRESS

Peter V. Ueberroth  Investor and Managing   The Contrarian
                    Director, The           Group,
                    Contrarian Group,        Inc.
                    Inc., a management      Suite 900
                    company                 500 Newport Center
                                             Drive
                                            Newport Beach, CA
                                            92660

James B. Williams   Chairman of the Board   SunTrust Banks,
                    of Directors and Chief  Inc.
                    Executive Officer,      P.O. Box 4418
                    SunTrust Banks, Inc.,   Atlanta, GA 30302
                    a bank holding company

EXECUTIVE OFFICERS OF THE COCA-COLA COMPANY

                     PRINCIPAL OCCUPATION
       NAME              OR EMPLOYMENT            ADDRESS

Ralph H. Cooper     Senior Vice President   The Minute Maid
                    and President and       Company 2000 St.
                    Chief Executive         James Place
                    Officer of The Minute   Houston, TX 77056
                    Maid Company

Douglas N. Daft     Senior Vice President
                    and President of the
                    Middle and Far East
                    Group

                    Mr. Daft is a citizen
                    of Australia.

Timothy J. Haas     Senior Vice President
                    and President of the
                    Latin America Group

E. Neville Isdell   Senior Vice President
                    and President of the
                    Greater Europe Group

                    Mr. Isdell is a
                    citizen of the United
                    Kingdom of Great
                    Britain and Northern
                    Ireland

Jack L. Stahl       Senior Vice President
                    and President of the
                    North America Group

                     PRINCIPAL OCCUPATION
       NAME              OR EMPLOYMENT            ADDRESS

Carl Ware           Senior Vice President
                    and President of the
                    Africa Group

Anton Amon          Senior Vice President
                    and Manager of the
                    Product Integrity
                    Division

James E. Chestnut   Senior Vice President
                    and Chief Financial
                    Officer

                    Mr. Chestnut is a
                    citizen of the United
                    Kingdom of Great
                    Britain and Northern
                    Ireland

Joseph R. Gladden,  Senior Vice President
Jr.                 and General Counsel

George Gourlay      Senior Vice President
                    and Manager of the
                    Technical Operations
                    Division

Earl T. Leonard,    Senior Vice President,
Jr.                 Corporate Affairs

Sergio S. Zyman     Senior Vice President
                    and Chief Marketing
                    Officer

   DIRECTORS AND EXECUTIVE OFFICERS OF THE COCA-COLA TRADING
                            COMPANY

     Set forth below is the name, business address, present occupation or employment of each director and executive officer of The Coca-Cola Trading Company. Except as indicated below, each such person is a citizen of the United States.
None of the directors and executive officers named below beneficially owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Directors of
The Coca-Cola Trading Company who are also executive officers of The Coca-Cola Trading Company are indicated by an asterisk. Except as indicated below, the business address of each executive officer of The Coca-Cola Trading Company is One Coca-Cola Plaza, Atlanta, Georgia 30313.

DIRECTORS OF THE COCA-COLA TRADING COMPANY

                     PRINCIPAL OCCUPATION
       NAME              OR EMPLOYMENT          ADDRESS

M. Douglas Ivester  Chairman of the Board
                    of Directors and Chief
                    Executive Officer of
                    The Coca-Cola Company

James E. Chestnut*  Senior Vice President
                    and Chief Financial
                    Officer of The
                    Coca-Cola Company; Vice
                    President and Chief
                    Financial Officer of
                    The Coca-Cola Trading
                    Company

                    Mr. Chestnut is a
                    citizen of the United
                    Kingdom of Great
                    Britain and Northern
                    Ireland

Joseph R. Gladden,  Senior Vice President
Jr.                 and General Counsel of
                    The Coca-Cola Company

EXECUTIVE OFFICERS OF THE COCA-COLA TRADING COMPANY

                     PRINCIPAL OCCUPATION
       NAME              OR EMPLOYMENT           ADDRESS

Carl K. Kooyoomjian Assistant Vice
                    President and Director
                    of Global Procurement
                    and Trading of
                    The Coca-Cola Company;
                    President of The
                    Coca-Cola Trading
                    Company

Steve M. Whaley     Vice President and
                    General Tax Counsel of
                    The Coca-Cola Company;
                    Vice President,
                    General Tax Counsel
                    and Assistant
                    Treasurer of The
                    Coca-Cola Trading
                    Company

Vincent M. Gioe     Director of Finance,
                    Global Procurement and
                    Trading of
                    The Coca-Cola Company;
                    Vice President -
                    Finance of The
                    Coca-Cola Trading
                    Company

David M. Taggart    Vice President and
                    Treasurer of
                    The Coca-Cola Company;
                    Treasurer of
                    The Coca-Cola Trading
                    Company

Kenneth L. Carty    Director of Global
                    Products, Global
                    Procurement and
                    Trading of
                    The Coca-Cola Company;
                    Vice President of
                    The Coca-Cola Trading
                    Company

Thomas Edward       Assistant Vice
McGuire             President and
                    Director, Global
                    Staffing of
                    The Coca-Cola Company;
                    Vice President of The
                    Coca-Cola Trading
                    Company

EXECUTIVE OFFICERS OF THE COCA-COLA TRADING COMPANY
(continued)

Frederick Yochum    Director of General
                    and Administrative
                    Procurement, Global
                    Procurement and
                    Trading of
                    The Coca-Cola Company;
                    Vice President of
                    The Coca-Cola Trading
                    Company

Eduardo M. Carreras Senior Patent and
                    Technology Counsel,
                    Corporate Legal of
                    The Coca-Cola Company;
                    General Counsel of
                    The Coca-Cola Trading
                    Company

Susan E. Shaw       Secretary of
                    The Coca-Cola Company;
                    Secretary of
                    The Coca-Cola Trading
                    Company

   DIRECTORS AND EXECUTIVE OFFICERS OF COCA-COLA OASIS, INC.

     Set forth below is the name, business address, present occupation or employment of each director and executive officer of Coca-Cola Oasis, Inc. Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below beneficially owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Directors of Coca-Cola Oasis, Inc. who are also executive officers of Coca-Cola Oasis, Inc. are indicated by an asterisk. Except as indicated below, the business address of each executive officer of Coca-Cola Oasis, Inc. is One Coca-Cola Plaza, Atlanta, Georgia 30313.

DIRECTORS OF COCA-COLA OASIS, INC.

                     PRINCIPAL OCCUPATION
       NAME              OR EMPLOYMENT           ADDRESS

M. Douglas Ivester  Chairman of the Board
                    of Directors and Chief
                    Executive Officer of
                    The Coca-Cola Company

James E. Chestnut*  Senior Vice President
                    and Chief Financial
                    Officer of The
                    Coca-Cola Company; Chief
                    Financial Officer of
                    Coca-Cola Oasis, Inc.

                    Mr. Chestnut is a
                    citizen of the United
                    Kingdom of Great
                    Britain and Northern
                    Ireland

Richard J. Flaig*   Executive Assistant to
                    the Chief Marketing
                    Officer of
                    The Coca-Cola Company;
                    President of Coca-Cola
                    Oasis, Inc.

EXECUTIVE OFFICERS OF COCA-COLA OASIS, INC.

                     PRINCIPAL OCCUPATION
       NAME              OR EMPLOYMENT           ADDRESS

David M. Taggart    Vice President and
                    Treasurer of The
                    Coca-Cola Company; Vice
                    President and
                    Treasurer of Coca-Cola
                    Oasis, Inc.

W. Dexter Brooks    Senior Staff Counsel,
                    Corporate Legal of
                    The Coca-Cola Company;
                    Vice President and
                    Assistant Secretary of
                    Coca-Cola Oasis, Inc.

Susan E. Shaw       Secretary of
                    The Coca-Cola Company;
                    Secretary of Coca-Cola
                    Oasis, Inc.

    DIRECTORS AND EXECUTIVE OFFICERS OF CAROLINA COCA-COLA
                  BOTTLING INVESTMENTS, INC.

     Set forth below is the name, business address, present occupation or employment of each director and executive officer of Carolina Coca-Cola Bottling Investments, Inc. Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below beneficially owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Directors of Carolina Coca-Cola Bottling Investments, Inc. who are also executive officers of Carolina Coca-Cola Bottling Investments, Inc. are indicated by an asterisk. Except as indicated below, the business address of each executive officer of Carolina Coca-Cola Bottling Investments, Inc. is One Coca-Cola Plaza, Atlanta, Georgia 30313.

DIRECTORS OF CAROLINA COCA-COLA BOTTLING INVESTMENTS, INC.

                     PRINCIPAL OCCUPATION
       NAME              OR EMPLOYMENT          ADDRESS

Lawrence R. Cowart* Vice President and
                    Director of Business
                    Development of
                    The Coca-Cola Company;
                    President of Carolina
                    Coca-Cola Bottling
                    Investments, Inc.

Gary P. Fayard      Vice President and
                    Controller of
                    The Coca-Cola Company

James E. Chestnut*  Senior Vice President
                    and Chief Financial
                    Officer of The
                    Coca-Cola Company; Vice
                    President and Chief
                    Financial Officer of
                    Carolina Coca-Cola
                    Bottling Investments,
                    Inc.

                    Mr. Chestnut is a
                    citizen of the United
                    Kingdom of Great
                    Britain and Northern
                    Ireland

EXECUTIVE OFFICERS OF CAROLINA COCA-COLA BOTTLING INVESTMENTS,
INC.

                     PRINCIPAL OCCUPATION
       NAME              OR EMPLOYMENT           ADDRESS

David M. Taggart    Vice President and
                    Treasurer of
                    The Coca-Cola Company;
                    Vice President,
                    Treasurer and
                    Assistant Secretary of
                    Carolina Coca-Cola
                    Bottling Investments,
                    Inc.

Susan E. Shaw       Secretary of
                    The Coca-Cola Company;
                    Secretary of Carolina
                    Coca-Cola Bottling
                    Investments, Inc.

                              -2-